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                                                                   EXHIBIT 99.1

               CERTIFICATION WITH RESPECT TO QUARTERLY REPORT OF
                          LANDRY'S RESTAURANTS, INC.

   The undersigned, being the chief executive officer and chief financial officer of Landry's Restaurants, Inc. (the "Company"), in compliance with, 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge with respect to the Quarterly Report of the Company on Form 10-Q as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report").

1. that the Report fully complies with all requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002

                                          /s/ TILMAN J. FERTITTA
                                         --------------------------------------
                                          Tilman J. Fertitta
                                          Chairman of the Board, President and
                                          Chief Executive Officer


                                          /s/ PAUL S. WEST
                                         --------------------------------------
                                          Paul S. West
                                          Executive Vice President and Chief
                                            Financial Officer